UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22990

Pomona Investment Fund

(Exact name of registrant as specified in charter)

780 Third Avenue, 46th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

Michael D. Granoff

Pomona Management LLC

780 Third Avenue, 46th Floor

New York, NY 10017

(Name and address of agent for service)

registrant's telephone number, including area code: (212) 593-3639

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Consolidated Financial Statements

For the Year Ended March 31, 2021

Beginning on January 1, 2021, pursuant to regulations adopted by the Securities and Exchange Commission, paper copies of the Pomona Investment Fund’s shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive paper copies of shareholder reports and other communications from the Fund by requesting such information in writing to the Fund at 780 Third Avenue, 46th Floor, New York, NY 10017, or by calling toll-free at 1-(844)-2POMONA. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

Pomona Investment Fund

Table of Contents
For the Year Ended March 31, 2021

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-7
Consolidated Statement of Assets, Liabilities and Shareholders’ Capital	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Shareholders’ Capital	10-11
Consolidated Statement of Cash Flows	12-13
Consolidated Financial Highlights	14-16
Notes to Consolidated Financial Statements	17-26
Other Information (Unaudited)	27-29
Fund Management (Unaudited)	30-32
Privacy Policy (Unaudited)	33-34
Supplemental State-Specific Privacy Notice (Unaudited)	35

Pomona Investment Fund

Report of Independent Registered Public Accounting Firm
March 31, 2021

The Board of Trustees and Shareholders
Pomona Investment Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and shareholders’ capital of Pomona Investment Fund and its subsidiary (the Company), including the consolidated schedule of investments as of March 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in shareholders’ capital for each of the years in the two year period ended March 31, 2021, and the related notes (collectively, the consolidated financial statements), and the consolidated financial highlights for each of the years or periods in the five year period ended March 31, 2021. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2021, and the results of its operations and its cash flows for the year then ended, and the changes in its shareholders’ capital for each of the years in the two year period then ended, and financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of investments owned as of March 31, 2021, by correspondence with fund managers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2015.

New York, New York
June 1, 2021

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2021

Private Equity Investments a,[h] (91.40%) Direct Investments/Co-Investments (4.84%)	Shares	Geographic Region [b]	Original Acquisition Date	Fair Value
AAA Partners, Inc. [c]	744,628	North America	06/21/2019	$3,149,141
Investcorp Aspen Offshore Fund, L.P.		North America	07/01/2019	5,494,582
Roark Capital Partners II Sidecar, L.P. [c]		North America	10/18/2018	1,296,120
WP AUSA, L.P. [c]		North America	07/22/2019	5,999,350
Total Direct Investments/Co-Investments (4.84%)				15,939,193

Primary Investments (2.68%)
Aberdeen U.S. Private Equity VIII (Offshore), L.P. [c]		Europe	04/11/2019	1,233,287
Berkshire Fund X-A, L.P. [c]		North America	09/22/2020	—
CB Offshore Equity Fund X, Limited Partnership [c]		North America	11/20/2020	—
Hellman & Friedman Capital Partners IX (Parallel), L.P. [c]		North America	09/28/2018	1,581,927
Roark Capital Partners V (TE) L.P. [c]		North America	04/30/2018	4,731,394
The Veritas Capital Fund VII, L.P. [c]		North America	10/10/2019	1,271,373
Total Primary Investments (2.68%)				8,817,981

Seasoned Primary Investments (7.07%)
Aerospace, Transportation and Logistics Fund II LP [c]		North America	03/31/2019	1,727,976
Avista Capital Partners (Offshore) IV, L.P. [c]		North America	12/01/2017	1,038,978
Gryphon Partners IV, L.P. [c]		North America	06/24/2016	9,581,239
Ironsides Offshore Direct Investment Fund V, L.P. [c]		North America	12/31/2019	3,789,720
L Catterton IX, L.P. [c]		North America	03/09/2021	1,096,585
Merit Mezzanine Fund VI, L.P.		North America	03/02/2018	2,975,391
VSS Structured Capital Parallel III, L.P.		North America	01/26/2018	3,075,948
Total Seasoned Primary Investments (7.07%)				23,285,837

Secondary Investments (76.81%)
ABRY Partners V, L.P.		North America	12/31/2018	3,938
Advent International GPE VI-A Limited Partnership [c]		North America	3/31/2021	216,952
Advent International GPE VII-B Limited Partnership [c]		North America	06/30/2015	2,465,594
Advent International GPE VII-C Limited Partnership [c]		North America	12/31/2019	3,167,704
Altor 2003 Fund (No. 1) LP [c]		Europe	12/31/2018	8,513
AP VIII Private Investors, LLC		Europe	06/28/2019	2,760,841
AP VIII Private Investors Offshore (USD), L.P.		Europe	06/30/2017	137,248
Apax Europe VI - A, L.P.		Europe	12/30/2016	631,879
Apax Europe VII, L.P. [c]		Europe	03/31/2021	12,224
Apollo Investment Fund VI, L.P. [c]		North America	12/31/2018	70,793
Apollo Investment Fund VII, L.P.		North America	09/29/2017	115,256
Ares Corporate Opportunities Fund III, L.P. [c]		North America	12/31/2019	276,465
Artiman Ventures III, L.P. [c]		North America	03/31/2021	766,833
Audax Mezzanine Fund III, L.P.		North America	09/30/2016	1,588,103
Audax Private Equity Fund, L.P. [c]		North America	12/31/2018	17,224
Audax Private Equity Fund II, L.P. [c]		North America	12/31/2018	26,360
Audax Private Equity Fund III, L.P. [c]		North America	09/30/2015	339,424
Audax Private Equity Fund IV, L.P.		North America	09/29/2017	13,408
Audax Senior Loan Fund III, L.P.		North America	09/28/2018	427,510
Avista Capital Partners (Offshore) II, L.P. [c]		North America	12/31/2019	337,770
Avista Capital Partners III, L.P. [c]		North America	12/31/2019	58,791
Avista Healthcare Partners, L.P. [c]		North America	12/31/2019	2,173,989
Bain Capital Asia Fund II, L.P. [c]		North America	12/31/2019	1,189,781
Bain Capital Distressed and Special Situations 2013 E, L.P. [c]		North America	06/30/2015	185,660
Bain Capital Europe Fund III, L.P. [c]		North America	12/30/2016	396,474

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2021 (continued)

Private Equity Investments a, [h] (91.40%) (continued) Secondary Investments (76.81%) (continued)	Shares	Geographic Region [b]	Original Acquisition Date	Fair Value
Bain Capital Fund VII, L.P.		North America	12/29/2017	$8,655,974
Bain Capital Fund VIII, L.P. [c]		North America	12/30/2015	11,373
Bain Capital Fund VIII-E, L.P. [c]		North America	12/31/2018	4,550
Bain Capital Fund IX, L.P. [c]		North America	12/31/2018	611,562
Bain Capital Fund X, L.P. [c]		North America	12/30/2015	2,536,780
Bain Capital VII Coinvestment Fund, L.P.		North America	12/29/2017	116,845
Bain Capital VIII Coinvestment Fund, L.P. [c]		North America	12/31/2018	1,273
Bain Capital IX Coinvestment Fund, L.P. [c]		North America	12/31/2018	164,583
BC Asia III Private Investors, L.P.		North America	06/30/2020	2,925,230
BC European Capital IX-8, L.P. [c]		Europe	12/31/2020	2,454,554
BC Europe IV Private Investors, L.P. [c]		North America	06/30/2020	1,210,221
BC Life Sciences Private Investors, L.P. [c]		North America	06/30/2020	2,960,133
BC XI Private Investors, L.P.		North America	06/30/2020	3,358,164
BC XII Private Investors, L.P.		North America	06/30/2020	3,128,059
BCP V-S L.P. [c]		North America	09/29/2017	44,844
Berkshire Fund VI, Limited Partnership [c]		North America	12/31/2018	4,824,834
Berkshire Fund VII, L.P. [c]		North America	12/31/2018	282,499
Blackstone Capital Partners V L.P. [c]		North America	09/29/2017	145,672
Bridgepoint Europe IV, L.P. [c]		Europe	03/31/2021	237,625
Carlyle Partners V, L.P. [c]		North America	12/31/2019	179,539
CDRF8 Private Investors, LLC		North America	06/30/2017	213,771
Cerberus Institutional Partners, L.P. - Series Four		North America	12/30/2016	126,620
CHP III, L.P. [c]		North America	09/29/2017	340,448
CI Capital Investors II, L.P. [c]		North America	12/31/2019	391,524
CI Capital Investors III, L.P. [c]		North America	12/31/2019	1,677,148
Clearlake Capital Partners IV, L.P.		North America	12/31/2019	2,864,362
Clearlake Opportunities Partners (P-Offshore), L.P.		North America	12/31/2019	815,568
Comvest Capital II International (Cayman), L.P.		North America	06/29/2018	333,509
Comvest Capital III International (Cayman), L.P.		North America	06/29/2018	1,487,483
Court Square Capital Partners (Offshore) III, L.P.		North America	12/31/2020	1,073,175
DCM IV, L.P. [c]		North America	06/30/2015	374,792
DCM V, L.P. [c]		North America	06/30/2015	345,072
DCM VI, L.P. [c]		North America	06/30/2015	1,509,028
ECI 9, L.P. [c]		Europe	03/31/2021	350,733
Endeavour Capital Fund V, L.P. [c]		North America	03/31/2021	26,664
Energy Capital Partners II, L.P. [c]		North America	03/31/2021	57,115
EQT VII (No.1) Limited Partnership [c]		Europe	12/31/2020	1,698,235
EQT VIII (No.1) SCSp [c]		Europe	12/31/2020	1,438,890
Francisco Partners II, L.P.		North America	12/31/2018	185,510
FSN Capital IV L.P. [c]		Europe	12/31/2019	701,059
General Atlantic Investment Partners 2013, L.P.		North America	12/31/2019	5,078,000
Genstar Capital Partners VII (EU), L.P. [c]		North America	12/31/2020	1,446,131
Genstar Capital Partners VIII BL (EU), L.P. [c]		North America	12/31/2020	2,146,969
Genstar VIII Opportunities Fund I (EU), L.P.		North America	12/31/2020	1,530,060
GESD Investors II, L.P. [c]		North America	09/29/2017	68,483
Green Equity Investors V, L.P. [c]		North America	09/29/2017	3,236,600
Gridiron Capital Fund II, L.P. [c]		North America	12/31/2019	1,837,469
Gridiron Energy Feeder I, L.P. [c]		North America	05/10/2017	2,587,287
Gryphon Co-Invest Fund IV, L.P. [c]		North America	12/31/2020	504,784
Gryphon Partners 3.5, L.P. [c]		North America	12/31/2020	364,623
Gryphon Partners IV, L.P. [c]		North America	12/31/2020	2,948,073
Gryphon Partners V-A, L.P. [c]		North America	12/31/2020	2,534,785
GS Capital Partners VI Parallel, L.P. [c]		North America	12/31/2019	114,554

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2021 (continued)

Private Equity Investments a, [h] (91.40%) (continued) Secondary Investments (76.81%) (continued)	Shares	Geographic Region [b]	Original Acquisition Date	Fair Value
GSO Capital Opportunities Overseas Fund L.P. [c]		North America	12/30/2015	$51,479
GSO Private Investors Offshore II, L.P.		North America	06/30/2017	78,930
H&F Arrow SPV, L.P. [c]		North America	08/28/2020	1,625,063
H&F Executives VIII, L.P.		North America	09/30/2020	3,765,905
H&F Executives IX, L.P. [c]		North America	09/30/2020	1,973,279
H.I.G. Bayside Debt & LBO Fund II, L.P.		North America	12/31/2018	327,140
H.I.G. Bayside Loan Opportunity Cayman Fund II, L.P. [c]		North America	03/31/2021	109,955
H.I.G. Capital Partners IV, L.P.		North America	12/31/2018	774,234
Harvest Partners V, L.P. [c]		North America	12/29/2017	2,346
Hellman & Friedman Capital Partners VI, L.P. [c]		North America	03/31/2019	135,952
Hellman & Friedman Capital Partners VII (Parallel), L.P.		North America	06/28/2019	3,556,370
HgCapital 5 L.P. [c]		Europe	12/31/2018	41,678
Insight Equity I LP [c]		North America	12/31/2018	28,072
Insight Equity II LP [c]		North America	12/31/2018	832,038
Insight Partners Continuation Fund, L.P.		North America	08/14/2019	9,187,961
Insight Venture Partners (Cayman) VIII, L.P. [c]		North America	09/30/2019	1,919,832
Insight Venture Partners (Cayman) IX, L.P.		North America	09/30/2019	2,843,784
Insight Venture Partners Coinvestment Fund II, L.P. [c]		North America	06/30/2015	957,491
Insight Venture Partners Coinvestment Fund III, L.P. [c]		North America	06/30/2015	221,892
Insight Venture Partners Coinvestment Fund (Delaware) III, L.P. [c]		North America	09/30/2019	454,135
Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P.		North America	09/30/2019	1,031,664
Insight Venture Partners Growth-Buyout Coinvestment Fund, L.P.		North America	09/30/2019	65,466
Insight Venture Partners VI, L.P. [c]		North America	06/30/2015	19,386
Insight Venture Partners VII, L.P.		North America	06/30/2015	4,582,429
Insight Venture Partners VIII (Co-Investors), L.P. [c]		North America	12/31/2019	230,089
Insight Venture Partners VIII, L.P. [c]		North America	06/30/2015	2,927,973
Insight Venture Partners IX, L.P.		North America	09/30/2019	73,595
J.W. Childs Equity Partners III, L.P. [c]		North America	12/31/2018	10,523
JMI Equity Fund VI, L.P.		North America	09/29/2017	14,775
Kelso Investment Associates VIII, L.P.		North America	09/29/2017	1,463,312
KKR 2006 Fund L.P.		North America	09/29/2017	231,362
KKR 2006 Private Investors Offshore, L.P.		North America	06/30/2017	431,545
KKR Americas Fund XII L.P. [c]		North America	03/31/2021	3,257,066
KPS Special Situations Fund III, L.P. [c]		North America	09/29/2017	8,436
KPS Special Situations Fund III, L.P. (Supplemental - Feeder), Ltd.		North America	12/29/2017	11,407
Lightspeed Venture Partners IX, L.P. [c]		North America	12/31/2020	3,583,241
Lion/Simba Investors, L.P. [c]		Europe	12/21/2020	4,183,386
Littlejohn Fund III, L.P. [c]		North America	12/31/2018	17,672
Littlejohn Fund IV, L.P.		North America	12/30/2015	1,417,893
Madison Dearborn Capital Partners IV, L.P. [c]		North America	12/31/2019	718,358
Madison Dearborn Capital Partners VI-C, L.P. [c]		North America	03/31/2021	473,488
Madison International Real Estate Liquidity Fund V [c]		North America	06/30/2015	13,922
Mason Wells Buyout Fund III Limited Partnership [c]		North America	03/31/2021	1,005,843
MDP Fund, L.P. [c]		Europe	06/30/2015	202,024
Merchant Banking Partners IV, L.P.		North America	09/29/2017	15,103
Montreux Equity Partners IV, L.P. [c]		North America	09/29/2017	408,097
MPE Partners II, L.P. [c]		North America	06/28/2019	1,900,000
MSouth Equity Partners II, L.P. [c]		North America	12/31/2019	1,011,075
Nautic Partners VI-A, L.P. [c]		North America	12/31/2019	901,480
Navis Asia Fund VI, L.P. [c]		North America	03/31/2021	692,665
New Enterprise Associates 12, Limited Partnership [c]		North America	09/29/2017	71,597
New Mountain Partners III, L.P. [c]		North America	09/29/2017	721,660

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2021 (continued)

Private Equity Investments a, [h] (91.40%) (continued) Secondary Investments (76.81%) (continued)	Shares	Geographic Region [b]	Original Acquisition Date	Fair Value
NewView Capital Fund I, L.P. [c]		North America	10/31/2018	$6,685,858
North Bridge Growth Equity I, L.P. [c]		North America	12/31/2020	25,437
North Bridge Growth Equity II, L.P. [c,d,e]		North America	12/31/2020	20,690,971
Oaktree Private Investment Fund 2010, L.P.		North America	06/30/2015	77,736
Oak Investment Partners XII, Limited Partnership [c]		North America	03/31/2019	194,710
Paladin III (HR), L.P. [c]		North America	09/29/2017	643,903
Pamlico Capital III, L.P. [c]		North America	12/31/2019	3,928,757
Parthenon Investors II, L.P. [c]		North America	12/31/2018	322,717
Parthenon Investors III, L.P.		North America	12/31/2018	7,380,176
Permira IV Feeder, L.P. [c]		Europe	04/23/2020	6,578,405
Platinum Equity Capital Partners II, L.P. [c]		North America	09/29/2017	168,312
Providence Equity Partners IV, L.P. [c]		North America	12/30/2016	18,920
Providence Equity Partners V, L.P. [c]		North America	12/30/2016	36,443
Providence Equity Partners VI, L.P.		North America	12/30/2016	1,406,588
Providence Equity Partners VII, L.P. [c]		North America	09/29/2017	376,050
Providence TMT Special Situations Fund L.P. [c]		North America	12/31/2018	14,047
Riverside Capital Appreciation Fund V, L.P. [c]		North America	03/31/2021	332,633
Roark Capital Partners II, LP [c]		North America	06/29/2018	1,098,878
Roark Capital Partners III LP [c]		North America	06/29/2018	1,726,147
Roark Capital Partners IV LP		North America	06/29/2018	963,143
Samson Brunello 2, L.P. [c]		North America	02/19/2021	865,951
Samson Hockey 2, L.P. [c]		North America	12/23/2020	1,336,097
Samson Shield 2, L.P.		North America	12/23/2020	3,404,761
Saw Mill Capital Partners, L.P. [c]		North America	09/29/2017	67,029
Silver Lake Partners II, L.P. [c]		North America	12/30/2016	5,968
Silver Lake Partners III, L.P.		North America	12/31/2018	261,485
Silver Lake Partners V, L.P.		North America	06/30/2020	3,022,210
Sixth Cinven Fund (No. 4) Limited Partnership [c]		Europe	06/28/2019	3,197,418
Sixth Street Opportunities Partners III (B), L.P. [f]		North America	06/30/2015	47,112
SL SPV-2 L.P. [c]		North America	02/14/2019	914,908
Summit Partners Private Equity Fund VII-A, L.P. [c]		North America	12/31/2018	692,766
Summit Partners Venture Capital Fund II-A, L.P. [c]		North America	12/31/2018	16,957
Summit Ventures VI-A, L.P. [c]		North America	12/31/2018	194,607
Sun Capital Partners IV, LP [c]		North America	12/31/2018	223,277
Sun Capital Partners V, L.P.		North America	12/31/2018	330,479
SunTx Capital Partners II, L.P. [c]		North America	12/31/2019	1,964,451
TA Atlantic and Pacific VI, L.P. [c]		North America	03/31/2021	152,947
TCW/Crescent Mezzanine Partners VB, L.P.		North America	12/30/2015	394,355
Tennenbaum Opportunities Fund V, LLC		North America	09/29/2017	340,775
The Veritas Capital Fund III, L.P. [c]		North America	09/29/2017	143,409
The Veritas Capital Fund V, L.P. [c]		North America	06/28/2019	15,003,040
Thomas H. Lee Equity Fund VI (2019), L.P.		North America	05/30/2019	201,476
Thomas H. Lee Equity Fund VI, L.P.		North America	12/31/2020	660
Thomas H. Lee Parallel (Cayman) Fund VII, L.P.		North America	06/29/2018	2,755,883
Thomas H. Lee Parallel Fund VI, L.P.		North America	12/31/2020	3,440
TowerBrook Investors III, L.P.		North America	12/31/2019	34,666
TPF II-A, L.P. [c]		North America	12/31/2019	67,363
TPG Growth III (A), L.P.		North America	12/31/2019	3,176,656
TPG Partners V, L.P. [c]		North America	09/29/2017	20,974
TPG Partners VI, L.P.		North America	09/29/2017	1,281,214
TPG STAR, L.P. [c]		North America	09/29/2017	191,374
Triton Fund III, L.P. [c]		Europe	03/31/2021	796,292
Vista Equity Partners Fund V, L.P. [c]		North America	09/28/2018	5,786,597

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2021 (continued)

Private Equity Investments a, [h] (91.40%) (continued) Secondary Investments (76.81%) (continued)	Shares	Geographic Region [b]	Original Acquisition Date	Fair Value
Weston Presidio V, L.P. [c]		North America	12/31/2018	$199,366
Westview Capital Partners II, L.P. [c]		North America	12/31/2019	489,110
Wicks Communications & Media Partners III, L.P.		North America	12/31/2018	18,475
Wind Point Partners VII-B, L.P.		North America	09/29/2017	395,623
Total Secondary Investments (76.81%)				252,904,642
Total Private Equity Investments (Cost $243,456,022) (91.40%)				$300,947,653

Short-Term Investments (12.24%) Money Market Fund
Fidelity Investments Money Market Government Portfolio - Class I, 0.01% [g]	$39,834,912
JP Morgan U.S. Government Money Market Fund, 0.01% [g]	468,012
Total Money Market Fund (12.24%)	$40,302,924

Total Short-Term Investments (Cost $40,302,924) (12.24%)	$40,302,924

Total Investments (Cost $283,758,946) (103.64%)	$341,250,577

Liabilities in Excess of Other Assets (-3.64%)	(11,980,875)

Shareholders’ Capital (100.00%)	$329,269,702

[a]

Private Equity Investments are generally offered in private placement transactions and as such are illiquid and generally restricted as to resale. Total cost and fair value of illiquid and restricted securities as of March 31, 2021 was $243,456,022 and $300,947,653, respectively.

[b]

In the case of Private Equity Investments, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Equity Investment invests or operates.

[c]	Non-income producing.

[d]	This Private Equity Investment has no redemption provisions, was issued in a private placement transaction and is restricted to resale.

[e]	This Private Equity Investment invests in structured senior securities, with little or no debt, of private and public companies.

f.	This Private Equity Investment had a name change from TPG Opportunities Partners III (B), L.P. to Sixth Street Opportunities Partners III (B), L.P.

[g]	The rate quoted is the annualized seven-day yield of the Money Market Fund at the period end.

[h]

Pomona Investment Fund ordinarily acquires portfolios of investments that are comprised of interests in multiple private equity funds (rather than single interests in such funds) and pays a single purchase price for each such portfolio. As a result, the specific acquisition cost allocated to each Private Equity Investment does not necessarily reflect the actual cost of each such investment. As of March 31, 2021, the aggregate cost of each investment restricted to resale was:

$2,445,599, $5,157,479, $986,299, $4,895,000, $1,256,548, $0, $0, $1,402,319, $3,908,309, $1,328,342, $1,510,917, $597,630, $4,790,771, $2,303,198, $0, $2,715,266, $2,885,603, $28,494, $53,089, $2,239,935, $1,861,778, $15,435, $2,093,715, $172,162, $568,768, $20,004, $207,218, $316,757, $593,533, $547,290, $2,353,769, $2,154, $3,942, $2,427,892, $126,942, $536,653, $202,529, $0, $1,379,913, $1,211,335, $13,523, $949,684, $5,516,370, $450,882, $10,143, $421,493, $4,134,802, $49,683, $4,423, $138,015, $832,239, $1,744,577, $647,089, $689,198, $1,081,104, $1,896,897, $47,747, $6,066,247, $1,011,242, $444,287, $157,202, $207,326, $310,839, $688,460, $368,290, $151,157, $1,235,445, $1,700,216, $616,479, $470,461, $2,456,085, $1,059,063, $148,013, $1,206,766, $1,880,528, $227,372, $24,396, $22,185, $1,096,740, $1,195,055, $117,196, $400,150, $2,580,974, $1,301,654, $1,767,161, $1,303,843, $27,528, $4,053,642, $2,598,771, $1,771,935, $404,406, $277,881, $2,398,989, $2,306,773, $100,016, $261,086, $208,762, $1,231,140, $1,951,207, $1,670,245, $433,082, $89,583, $1,702,862, $72,969, $311,000, $8,091,956, $79,100, $157,636, $816,992, $5,806,616, $1,354,355, $1,759,178, $625,813, $218,454, $510,364, $708,654, $44,156, $966,960, $1,824,935, $168,190, $2,148,090, $44,210, $453, $2,690, $1,762,216, $237,794, $258,721, $2,325,092, $487,022, $496,027, $2,132,656, $3,473,916, $10,272, $2,011,877, $373,954, $382,084,

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2021 (continued)

$24,472, $355,843, $1,871,780, $0, $352,649, $1,574,208, $1,692,158, $756,218, $619,854, $128,093, $827,434, $3,792,417, $115,171, $11,062,522, $45,196, $202,592, $2,134, $2,532,968, $225,909, $849,971, $3,999,937, $318,887, $19,151, $367,900, $4,671,448, $270,980, $5,693, $152,660, $851,069, $1,043,807, $860,325, $895,571, $1,188,617, $4,006,937, $677,443, $1,415,896, $912,328, $1,938,542, $2,089,987, $36,552, $500,107, $747,757, $42,431, $309,279, $288,355, $492,200, $1,097,436, $91,228, $265,093, $265,294, $364,079, $8,083,640, $125,089, $0, $2,430,867, $0, $267,492, $19,744, $2,235,585, $337,703, $2,188,065, $533,367, $528,162, $5,256,638, $100,545, $536,421, $123,227, $329,301, respectively, totaling, $243,456,022.

The information regarding the Private Equity Investments, as presented above, has not been prepared, reviewed or approved by any such Private Equity Fund or any general partner, manager or sponsor of such Private Equity Investments or any of their respective affiliates.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Statement of Assets, Liabilities and Shareholders’ Capital
March 31, 2021

Assets
Private Equity Investments, at fair value (cost $243,456,022)	$300,947,653
Short-term investments, at fair value (cost $40,302,924)	40,302,924
Cash	4,654,642
Expense waiver receivable	169,813
Prepaid insurance	129,200
Deferred financing costs	98,931
Investments in Private Equity Investments paid in advance	18,691
Deferred offering costs	16,816
Other assets	49,705
Total Assets	346,388,375

Liabilities
Loan payable	11,971,740
Management fee payable	1,314,678
Payable for shares repurchased	1,259,609
Payable for investments purchased, not yet settled	1,046,154
Distribution and servicing fee payable	400,220
Professional fees payable	258,777
Administration fee payable	199,194
Commitment and interest fees payable	144,859
Other accrued expenses	523,442
Total Liabilities	17,118,673

Commitments and contingencies (see Note 9 and 10)	—

Shareholders’ Capital	$329,269,702

Shareholders’ Capital
Paid-in Capital	$237,170,672
Total distributable earnings (loss)	92,099,030

Total Shareholders’ Capital	$329,269,702

Shareholders’ Capital Attributable to:
Class A Shares	$169,545,009
Class M2 Shares	8,177,320
Class I Shares	151,547,373
$329,269,702

Shares Outstanding:
Class A Shares	12,707,148
Class M2 Shares	594,199
Class I Shares	11,012,003
24,313,349

Net asset value per Share:
Class A Shares	$13.34
Class M2 Shares	$13.76
Class I Shares	$13.76

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Statement of Operations
For the Year Ended March 31, 2021

Income
Dividend income	$3,141,239
Interest income	2,513,985
Other income	72,500
Total Income	5,727,724

Expenses
Management fee	4,140,722
Professional fees	791,438
Sub-Administration fees	781,006
Distribution and servicing fee	723,898
Administration fee	627,228
Commitment and interest fees	449,385
Transfer Agency fees	215,773
Other expenses	658,348
Total Expenses	8,387,798

Less: Waivers and/or expense reimbursements	(748,121)

Net Expenses	7,639,677

Net Investment Loss	(1,911,953)

Net Realized Gain and Change in Unrealized Appreciation on Private Equity Investments and Foreign Currency Translation
Net realized gain from Private Equity Investments	32,006,348
Net realized gain from foreign currency translation	5,272
Total net realized gain from Private Equity Investments and foreign currency translation	32,011,620

Net change in unrealized appreciation on Private Equity Investments	81,806,476
Net change in unrealized appreciation on foreign currency translation	200,269

Total net change in unrealized appreciation on Private Equity Investments and foreign currency translation	82,006,745

Net Realized Gain and Change in Unrealized Appreciation on Private Equity Investments and Foreign Currency Translation	114,018,365

Net increase in Shareholders’ Capital from operations	$112,106,412

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Statements of Changes in Shareholders’ Capital

	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Operations
Net investment loss	$(1,911,953)	$(2,169,044)
Net realized gain from Private Equity Investments and foreign currency translation	32,011,620	16,802,365
Net change in unrealized appreciation/(depreciation) on Private Equity Investments and foreign currency translation	82,006,745	(13,512,175)
Net increase in Shareholders’ Capital from operations	112,106,412	1,121,146

Distributions to Shareholders
Class A Shares	(4,194,854)	(12,997,192)
Distributions from return of capital Class A Shares	(4,154,285)	—
Class M2 Shares	(258,495)	(387,905)
Distributions from return of capital Class M2 Shares	(256,307)	—
Class I Shares	(3,380,302)	(5,986,838)
Distributions from return of capital Class I Shares	(3,356,586)	—
Decrease in Shareholders’ Capital from distributions to Shareholders	(15,600,829)	(19,371,935)

Shareholders’ Capital Transactions
Class A Shares
Proceeds from sale of Shares	18,144,365	13,099,655
Reinvestment of distributions	7,836,112	12,106,306
Exchange of Shares	(604,160)	(11,782,702)
Repurchases of Shares	(2,643,240)	(648,659)
Total Class A Transactions	22,733,077	12,774,600

Class M2 Shares
Proceeds from sale of Shares	—	6,117,250
Reinvestment of distributions	478,338	308,858
Exchange of Shares	—	—
Repurchases of Shares	(2,005,796)	(66,802)
Total Class M2 Transactions	(1,527,458)	6,359,306

Class I Shares
Proceeds from sale of Shares	32,497,025	35,381,430
Reinvestment of distributions	4,476,855	4,720,482
Exchange of Shares	604,285	11,782,702
Repurchases of Shares	(2,546,794)	(3,205,972)
Total Class I Transactions	35,031,371	48,678,642
Increase in Shareholders’ Capital from capital transactions	56,236,990	67,812,548

Shareholders’ Capital
Beginning of year	176,527,129	126,965,370
End of year	$329,269,702	$176,527,129

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Statements of Changes in Shareholders’ Capital
(continued)

	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Shareholder Activity
Class A Shares outstanding at beginning of year	10,556,002	9,228,343
Shares sold	1,695,627	1,293,309
Shares reinvested	743,859	1,275,718
Shares exchanged	(58,477)	(1,175,848)
Shares repurchased	(229,863)	(65,520)
Class A Shares outstanding at end of year	12,707,148	10,556,002

Class M2 Shares outstanding at beginning of year	720,645	87,610
Shares sold	—	607,240
Shares reinvested	44,143	31,868
Shares exchanged	—	—
Shares redeemed	(170,589)	(6,073)
Class M2 Shares outstanding at end of year	594,199	720,645

Class I Shares outstanding at beginning of year	7,832,144	3,083,926
Shares sold	2,916,588	3,440,609
Shares reinvested	413,162	487,089
Shares exchanged	57,050	1,149,835
Shares redeemed	(206,941)	(329,315)
Class I Shares outstanding at end of year	11,012,003	7,832,144

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2021

Cash flows from operating activities
Net increase in Shareholders’ Capital from operations	$112,106,412
Adjustments to reconcile net increase in Shareholders’ Capital from operations to net cash used in operating activities:
Purchases of Private Equity Investments	(75,404,367)
Capital distributions received from Private Equity Investments	52,840,236
Net realized gain from Private Equity Investments	(32,006,348)
Net change in unrealized appreciation on Private Equity Investments and foreign currency translation	(82,006,745)
Amortization of deferred offering costs	68,872
Amortization of deferred financing costs	24,737
Changes in operating assets and liabilities:
Decrease in investments in Private Equity Investments paid in advance	205,082
Decrease in expense waiver receivable	99,248
Increase in prepaid insurance	(15,850)
Increase in other assets	(30,893)
Increase in commitment and interest fees payable	142,970
Decrease in payable to Adviser	(2,115)
Increase in Payable for Investments purchased, not yet settled	1,046,154
Increase in management fee payable	576,112
Increase in administration fee payable	87,307
Increase in distribution and servicing fee payable	266,674
Increase in professional fees payable	83,810
Decrease in finance costs payable	(71,166)
Increase in other accrued expenses	279,822
Net cash used in operating activities	(21,710,048)

Cash flows from financing activities
Proceeds from sale of Shares	51,245,675
Distributions to investors, net of reinvestments of distributions	(2,809,524)
Repurchases of Shares	(9,157,054)
Additions to offering costs	(38,785)
Additions to financing costs	(2,958)
Gross borrowings	12,159,459
Net cash provided by financing activities	51,396,813

Net change in cash	29,686,765

Cash and cash equivalents at beginning of year	15,270,801

Cash and cash equivalents at end of year	$44,957,566

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2021 (continued)

Supplemental disclosure of operating activity
Supplemental disclosure of interest payments	$64,520

Supplemental disclosure of financing activity
Supplemental disclosure of reinvested distributions	$12,791,305

Supplemental disclosure of cash and cash equivalents
Cash and cash equivalents at beginning of year:
Cash	$—
Short-term investments	15,270,801

Cash and cash equivalents at end of year:
Cash	$4,654,642
Short-term investments	40,302,924

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Financial Highlights

	Class A Shares
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net asset value per Share, beginning of year	$9.14	$10.20	$10.44	$10.09	$10.20
Net increase in Shareholders’ Capital from operations:
Net investment loss	(0.11)	(0.15)	(0.15)	(0.04)	(0.09)
Net realized gain and change in unrealized appreciation on Private Equity Investments and foreign currency translation	5.07	0.40	1.16	1.34	1.03
Net increase in Shareholders’ Capital from operations:	4.96	0.25	1.01	1.30	0.94
Distributions from net investment income	—	—	—	—	—
Distributions from capital gains	(0.38)	(1.31)	(1.25)	(0.95)	(1.05)
Distributions from return of capital	(0.38)	—	—	—	—
Total distributions	(0.76)	(1.31)	(1.25)	(0.95)	(1.05)

Net asset value per Share, end of year	$13.34	$9.14	$10.20	$10.44	$10.09

Total Return (1)	56.54%	1.99%	9.79%	13.34%	9.71%

Ratios/Supplemental Data:
Shareholders’ Capital, end of year (in thousands)	$169,545	$96,479	$94,109	$80,983	$63,225
Ratio of net investment loss to average Shareholders’ Capital	(1.09)%	(1.45)%	(1.51)%	(0.59)%	(1.07)%
Ratio of gross expenses to average Shareholders’ Capital (2)	3.80%	4.03%	4.19%	3.85%	4.05%
Ratio of expense waiver to average Shareholders’ Capital (3)	(0.31)%	(0.48)%	(0.50)%	(0.71)%	(0.87)%
Ratio of net expenses to average Shareholders’ Capital (3) (4)	3.49%	3.55%	3.69%	3.14%	3.18%
Portfolio Turnover	0.00%	0.07%	0.00%	0.00%	0.00%

(1)	Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested dividend income at net asset value per Share, if any.
(2)	Represents the ratio of expenses to average Shareholders’ Capital absent fee waivers and/or expense reimbursement by the Adviser.
(3)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to Consolidated Financial Statements.

(4)

Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.95%.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Financial Highlights
(continued)

	Class M2 Shares
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Period October 1, 2016 (Commencement of Operations) to March 31, 2017
Net asset value per Share, beginning of year	$9.36	$10.36	$10.54	$10.11	$10.65	(1)
Net increase in Shareholders’ Capital from operations:
Net investment loss	(0.07)	(0.26)	(0.11)	(0.02)	(0.01	)*
Net realized gain and change in unrealized appreciation on Private Equity Investments and foreign currency translation	5.23	0.57	1.18	1.40	0.52
Net increase in Shareholders’ Capital from operations:	5.16	0.31	1.07	1.38	0.51
Distributions from net investment income	—	—	—	—	—
Distributions from capital gains	(0.38)	(1.31)	(1.25)	(0.95)	(1.05)
Distributions from return of capital	(0.38)	—	—	—	—
Total distributions	(0.76)	(1.31)	(1.25)	(0.95)	(1.05)

Net asset value per Share, end of year	$13.76	$9.36	$10.36	$10.54	$10.11

Total Return (2)	57.37%	2.54%	10.40%	13.97%	5.32	%(3)

Ratios/Supplemental Data:**
Shareholders’ Capital, end of year (in thousands)	$8,177	$6,745	$908	$830	$276
Ratio of net investment income/(loss) to average Shareholders’ Capital	(0.56)%	(1.19)%	(0.94)%	0.01%	(0.24	)%(4)
Ratio of gross expenses to average Shareholders’ Capital (5)	3.42%	3.95%	4.30%	4.51%	5.18	%(4)
Ratio of expense waiver to average Shareholders’ Capital (6)	(0.49)%	(0.79)%	(1.18)%	(1.83)%	(2.74	)%(4)
Ratio of net expenses to average Shareholders’ Capital (6) (7)	2.93%	3.16%	3.12%	2.68%	2.44	%(4)
Portfolio Turnover	0.00%	0.07%	0.00%	0.00%	0.00%

*	Per Share data of income/(loss) from investment operations is computed using the total income and expense for this year divided by end of year Shares.
**

Class M2 Shares commenced operations on October 1, 2016. These ratios include certain expenses related to the offering of this share class and other expenses associated with the commencement of operations that are specific only to the M2 share class.

(1)	The net asset value per Share as of the beginning of the period, October 1, 2016 (Commencement of Operations) represents the initial net asset value per Share of $10.65.
(2)	Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested dividend income at net asset value per Share, if any.
(3)	Not annualized.
(4)	Annualized.
(5)	Represents the ratio of expenses to average Shareholders’ Capital absent fee waivers and/or expense reimbursement by the Adviser.
(6)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to Consolidated Financial Statements.

(7)

Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.40%.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Consolidated Financial Highlights
(continued)

	Class I Shares
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Period April 1, 2018 (Commencement of Operations) to Year Ended March 31, 2019
Net asset value per Share, beginning of year	$9.36	$10.36	$10.54	(1)
Net increase in Shareholders’ Capital from operations:
Net investment loss	(0.05)	(0.08)	(0.07	)*
Net realized gain and change in unrealized appreciation on Private Equity Investments and foreign currency translation	5.21	0.39	1.14
Net increase in Shareholders’ Capital from operations:	5.16	0.31	1.07
Distributions from net investment income	—	—	—
Distributions from capital gains	(0.38)	(1.31)	(1.25)
Distributions from return of capital	(0.38)	—	—
Total distributions	(0.76)	(1.31)	(1.25)

Net asset value per Share, end of year	$13.76	$9.36	$10.36

Total Return (2)	57.38%	2.54%	10.40	%(3)

Ratios/Supplemental Data:**
Shareholders’ Capital, end of year (in thousands)	$151,548	$73,303	$31,948
Ratio of net investment income/(loss) to average Shareholders’ Capital	(0.48)%	(1.10)%	(1.24	)%(4)
Ratio of gross expenses to average Shareholders’ Capital (5)	3.23%	3.62%	3.86	%(4)
Ratio of expense waiver to average Shareholders’ Capital (6)	(0.31)%	(0.53)%	(0.66	)%(4)
Ratio of net expenses to average Shareholders’ Capital (6) (7)	2.92%	3.09%	3.20	%(4)
Portfolio Turnover	0.00%	0.07%	0.00%

*	Per Share data of income/(loss) from investment operations is computed using the total income and expense for this year divided by end of year Shares.
**

Class I Shares commenced operations on April 1, 2018. These ratios include certain expenses related to the offering of this share class and other expenses associated with the commencement of operations that are specific only to the I share class.

(1)	The net asset value per Share as of the beginning of the period, April 1, 2018 (Commencement of Operations) represents the initial net asset value per Share of $10.54.
(2)	Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested dividend income at net asset value per Share, if any.
(3)	Not annualized.
(4)	Annualized.
(5)	Represents the ratio of expenses to average Shareholders’ Capital absent fee waivers and/or expense reimbursement by the Adviser.
(6)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to Consolidated Financial Statements.

(7)

Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.40%.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021

1. Organization

Pomona Investment Fund (the “Fund”) was organized as a Delaware statutory trust on August 12, 2014 and commenced operations on May 7, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Pomona Management LLC (the “Adviser” and the “Administrator”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Fund seeks long-term capital appreciation by investing principally in private equity investments (“Private Equity Investments”). On August 3, 2017, in connection with the Fund’s revolving credit facility, Pomona Investment Fund LLC was organized as a Delaware limited liability company and is a wholly owned subsidiary of the Fund.

It is anticipated that the Fund’s Private Equity Investments will predominantly consist of secondary and primary investments in private equity and other private asset funds (“Investment Funds”) and, to a lesser degree, direct investments in operating companies. Co-investments refer to direct investments in an operating company by the Fund alongside other investors, often one or more Investment Funds. Primary investments refer to investments in newly established private equity funds, typically sponsored by investment managers with an established investment track record. Seasoned primary investments, or seasoned primaries, refer to primary investments made after an Investment Fund has already invested a certain percentage of its capital commitments. Secondary investments refer to investments in existing Investment Funds that are typically acquired in privately negotiated transactions.

A board of trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

As of March 31, 2021, the Fund offered three classes of shares; Classes A, I, and M2 shares. All shares are continuously offered on a quarterly basis.

Class A Shares are offered at the then-current net asset value plus an initial sales charge, if applicable, with a general minimum initial investment of $25,000. Class A Shareholders pay a fee for distribution and shareholder servicing.

Class I Shares are offered to certain institutional investors, at the then-current net asset value without an initial sales charge and with a general minimum initial investment of $1,000,000. Class I Shareholders do not pay a fee for distribution or shareholder servicing.

Class M2 Shares are offered through intermediary wealth management platforms associated with private banks and trust companies, at the then-current net asset value without an initial sales charge. The general minimum initial investment is $5,000,000. Class M2 Shareholders do not pay a fee for distribution services.

Certain investors may purchase less than the minimum investment for Class I and Class M2 Shares (noted above) pursuant to a Letter of Intent, which is further described in the Fund’s prospectus.

All share classes have the same rights and privileges, and have ownership in the same underlying investment portfolio.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

Consolidation of a Subsidiary

The consolidated financial statements of the Fund include Pomona Investment Fund LLC, all inter-company accounts and transactions have been eliminated.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

2. Summary of Significant Accounting Policies (continued)

Valuation of Investments

The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Board. The Board has delegated direct and oversight responsibilities for making valuation determinations for investments held by the Fund to a valuation committee (the “Valuation Committee”), which draws on the resources and personnel of the Administrator and the Adviser in carrying out its responsibilities. The Board receives valuation reports from the Valuation Committee on a quarterly basis and determines if the Valuation Procedures are operating as expected and the outcomes are reliable.

All investments are recorded at “Fair Value” in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. The Private Equity Investments that the Fund makes normally do not have readily available market prices. Determining the fair value of Private Equity Investments and other assets requires that judgment be applied to the specific facts and circumstances of each asset while seeking to employ a valuation process that is consistently followed. There is not necessarily a single standard for determining fair value of such assets, and determinations of fair value may involve subjective judgments and estimates.

The fair values of the Fund’s Private Equity Investments are estimates and are determined by the Adviser in accordance with the Valuation Procedures. If applicable, these estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of each Private Equity Investment. Ordinarily, the fair value of a Private Equity Investment held by the Fund is based on the net asset value (“NAV”) of that Private Equity Investment reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Private Equity Investment does not represent the fair value or if the investment manager of a Private Equity Investment fails to report a NAV to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date.

For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, such as certain Direct Investments/Co-Investments, the Administrator will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.

●	Discounted cash flow analysis, including a terminal value or exit multiple.

●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.

●	Valuations implied by third-party investment in similar assets or issuers.

Cash and Short-term Investments

The Fund holds cash and investments in short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash and short-term investments held by the Fund. Short-term investments are considered cash equivalents.

Realized Gain/(Loss) on Investments, Interest Income, and Dividend Income

The Fund accounts for realized gains and losses, interest income, and dividend income on distributions received from Private Equity Investments based on the nature of such distributions as determined by each underlying investment manager.

Other Income from Private Equity Investments

The Fund accounts for other income on distributions received from Private Equity Investments based on the nature of such distributions as determined by the underlying investment fund managers. For the year ended March 31, 2021, the Fund earned other income of $72,500.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

2. Summary of Significant Accounting Policies (continued)

Income Recognition and Expenses

Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred.

The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Certain expenses of the Fund attributable to a particular share class will be allocated to the share class to which they are attributable.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Fund’s Administrator to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

3. Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

-	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date

-	Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active

-	Level 3 - Inputs that are unobservable

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Administrator. The Administrator considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The Fund’s Private Equity Investments are generally restricted securities that are subject to substantial holding periods and restrictions on resale and are not traded in public markets. Accordingly, the Fund may not be able to resell such investments for extended periods, if at all.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

3. Fair Value Disclosures (continued)

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2021:

Investments	Level 1	Level 2	Level 3	Total
Direct Investments/Co-Investments	$—	$—	$3,149,141	$3,149,141
Short-Term Investments	$40,302,924	$—	$—	$40,302,924
Total	$40,302,924	$—	$3,149,141	$43,452,065

As the Fund uses the NAV as a practical expedient to determine the fair value of certain Private Equity Investments, these investments have not been classified in the U.S. GAAP fair value hierarchy. As of March 31, 2021, $297,798,512 was fair valued utilizing NAV as a practical expedient.

During the year ended March 31, 2021, the Fund did not have any transfers between any of the levels of the fair value hierarchy. The Fund records all transfers at the end of each reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance March 31, 2020	Transfers into Level 3 during the year	Transfers out of Level 3 during the year	Total realized gain/(loss)	Total unrealized appreciation / (depreciation)	Net purchases	Net sales	Balance as of March 31, 2021
$2,072,214	$—	$—	$—	$1,076,927	$—	$—	$3,149,141

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2021:

Fair Value March 31, 2021	Valuation Methodologies	Unobservable Input	Input Range
$ 3,149,141	Market comparable companies	Enterprise value to EBITDA multiple	8.5x - 14.5x

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

3. Fair Value Disclosures (continued)

A listing of the private equity investment types held by the Fund and the related attributes, as of March 31, 2021, are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms**
Direct Investments/Co-Investments	Investments in an operating company alongside other investors	$ 15,939,193	$ 130,881	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Primary	Investments in newly established private equity funds	$ 8,817,981	$ 13,352,517	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Seasoned Primary	Primary investments made after an Investment Fund has already invested a certain percentage of its capital commitment	$ 23,285,837	$ 10,441,869	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Secondary	Investments in existing Private Equity Investments that are typically acquired in privately negotiated transactions	$ 252,904,642	$ 42,715,887	None	N/A	Liquidity in the form of distributions from Private Equity Investments

*

The information summarized in the table above represents the general terms for the specified investment type. Individual Private Equity Investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Equity Investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**

Distributions from Private Equity Investments occur at irregular intervals, and the exact timing of distributions from Private Equity Investments cannot be determined. It is estimated that distributions will occur over the life of the Private Equity Investments.

4. Management Fee, Administration Fee, Related Party Transactions and Other

The Adviser provides certain management and advisory services to the Fund, including allocating the Fund’s assets and monitoring each Private Equity Investment to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. In consideration for these services, the Fund pays the Adviser a quarterly management fee of 0.4125% (1.65% on an annualized basis) of the Fund’s quarter-end Shareholders’ Capital (before any repurchases of Shares) (the “Management Fee”). For the year ended March 31, 2021, the Fund incurred a Management Fee of $4,140,722.

The Administrator performs certain administrative, accounting and other services for the Fund, including (i) providing and/or arranging and overseeing the provision of office space, adequate personnel, and communications and other facilities necessary for administration of the Fund, (ii) performing certain administrative functions to support the Fund and its service providers, (iii) supporting the Board and providing it with information, (iv) providing accounting and legal services in support of the Fund, (v) providing compliance testing services, (vi) analyzing the value of the Fund’s assets, and (vii) reviewing and arranging for payment of the Fund’s expenses and other support services. In consideration of these services, the Fund pays the Administrator a quarterly fee of 0.0625% (0.25% on an annualized basis) of the Fund’s quarter-end Shareholders’ Capital (before any repurchase of Shares) (the “Administration Fee”). For the year ended March 31, 2021, the Fund incurred an Administration Fee of $627,228.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

4. Management Fee, Administration Fee, Related Party Transactions and Other (continued)

The Adviser has entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund that has been extended through September 30, 2022 (the “Limitation Period”) to limit the amount of the Fund’s aggregate quarterly ordinary operating expenses, excluding certain specified expenses listed below (“Specified Expenses”), borne by the Fund during the Limitation Period, to an amount not to exceed 0.50% on an annualized basis of the Fund’s quarter-end net assets (the “Expense Cap”). Specified Expenses include: (i) the Management Fee; (ii) all fees and expenses of Private Equity Investments and direct investments in which the Fund invests (including all acquired fund fees and expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of secondaries, primaries, direct investments, ETFs, and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with any credit facility, if any, obtained by the Fund; (vi) the administration fee; (vii) the distribution and servicing fee or shareholder servicing fee, as applicable; (viii) taxes; and (ix) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence). To the extent that the Fund’s aggregate quarterly ordinary operating expenses, exclusive of the Specified Expenses for any quarter exceed the Expense Cap, the Adviser will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives fees or reimburses expenses, it is permitted to recoup any amounts waived and expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the quarter in which such fees were waived or expenses were borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund’s aggregate quarterly ordinary operating expenses for the quarter in which such reimbursement is sought, not including Specified Expenses, have fallen to a level below the Expense Cap that was in effect during the quarter in which the fees were waived or expenses were borne by the Adviser.

For the year ended March 31, 2021, the Adviser waived fees in the amount of $748,121, which are subject for recoupment. At March 31, 2021, the amounts outlined below are available for recoupment:

Quarter of Expiration:
June 2021	$132,067
September 2021	$139,333
December 2021	$166,628
March 2022	$129,326
June 2022	$190,956
September 2022	$180,253
December 2022	$182,129
March 2023	$269,061
June 2023	$301,962
September 2023	$164,351
December 2023	$111,996
March 2024	$169,812

Voya Investments Distributor, LLC acts as the distributor of the Shares (the “Distributor”). The Distributor directly distributes Shares to investors and may also enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. The Fund pays the Distributor a quarterly fee of 0.1375% (0.55% on an annualized basis) of the Fund’s Shareholders’ Capital attributable to Class A shares as of each quarter-end, determined as of the last day of each quarter (before any repurchases of Shares) (the “Distribution and Servicing Fee”), for distribution and investor services provided to Class A shareholders. The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and shareholders are expected to be subject to the Distribution and Servicing Fee as long as they hold their Class A Shares. The Distributor may, in its sole discretion, pay various Selling Agents some or all of the Distribution and Servicing Fee to compensate such Selling Agents for distribution and servicing support. The Distributor, Adviser, and Administrator are subsidiaries of Voya Financial, Inc. (formerly, ING U.S., Inc.). For the year ended March 31, 2021, the Fund incurred a Distribution and Servicing Fee of $723,898.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

4. Management Fee, Administration Fee, Related Party Transactions and Other (continued)

UMB Fund Services, Inc. (“UMBFS”) provides certain sub-administration, sub-accounting, and tax services for the Fund. UMBFS charges fees to the Fund for these services based on the Fund’s Sub-Administration and Fund Accounting Agreement. UMB Bank, N.A., an affiliate of UMBFS, serves as the custodian of the Fund’s assets (the “Custodian”) and primarily charges the Fund a fixed fee based on the its average Shareholders’ Capital (before any repurchases of Shares).

SS&C Technologies, Inc. and certain of its affiliates (collectively, “SS&C”) have been engaged to provide certain sub-administrative, sub-accounting, and tax administration services to the Fund starting in 2021. For these services, the Fund pays an annual fee to SS&C based upon average net assets, subject to certain minimums.

DST Asset Manager Solutions, Inc. serves as the Fund’s transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares.

Each member of the Board that is not an “interested person” (as defined in the 1940 Act) (an “Independent Trustee”) is paid an annual retainer of $35,000, a fee of $5,000 per year for serving on committees of the Board, and a fee per each regular quarterly meeting of the Board of $2,500, plus reimbursement of reasonable out of pocket expenses.

The Fund retained Alaric Compliance Services, LLC to provide compliance services to the Fund, including a Chief Compliance Officer. For the year ended March 31, 2021, the Fund incurred Chief Compliance Officer fees and expenses in the amount of $90,000.

Prior to the commencement of operations, the Fund incurred organizational costs in order to establish the Fund and enable it to legally conduct business. All organizational expenses are expensed by the Fund as incurred.

The Fund will continuously incur offering costs so long as it is accepting new investors. These costs enable the Fund to be offered to investors. These offering costs are either (i) expensed by the Fund as incurred or (ii) treated as deferred charges and amortized over the subsequent 12-month period using the straight-line method if such amounts are greater than $10,000. For the year ended March 31, 2021, the Fund incurred $139,826 of offering costs.

Certain shareholders of the Fund (“Affiliated Shareholders”) are affiliated with the Adviser. The aggregate value of the Affiliated Shareholders’ share of shareholders’ capital at March 31, 2021 is $119,392,929.

5. Revolving Credit Agreement

Effective March 30, 2020, the Fund entered into a $40,000,000 revolving credit agreement with Barclays Bank PLC (the “Barclays Facility”). The Barclays Facility has a five year term. The Fund entered into the Barclays Facility for working capital requirements, such as financing repurchases of shares, distributions to investors and investments. Borrowings under the Barclays Facility bears interest at London Interbank Offered Rate (“LIBOR”) or Euro Interbank Offered Rate (“EURIBOR”) plus 2.85% per annum, and has a commitment fee of 0.85% per annum on the daily unused portion. For the year ended March 31, 2021, the Fund utilized the facility, borrowed €10,200,000 (equivalent to $11,971,740), incurred $299,567 in commitment fees and incurred €126,481 (equivalent to $149,818) of interest expense on borrowings at a 2.85% interest rate.

6. Capital Share Transactions

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar quarter at the Fund’s then-current Net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding quarter). To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. It is expected that the Adviser will normally recommend to the Board that the Fund conduct an offer to repurchase shares on a quarterly basis as of the end of each calendar quarter, so that each repurchase would occur as of each March 31, June 30, September 30 and December 31 of every year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. It is also expected that the Adviser will recommend to the Board that any such tender offer would be for an amount that is not more than 5% of the Fund’s Shareholders’ Capital. There can be no assurance that the Board will accept the Adviser’s recommendation.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

7. Federal and Other Taxes

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund elected to be a RIC with the filing of its 2015 federal income tax return. The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted October 31 as its tax year end. The Fund’s open tax years for which the applicable statutes of limitations have not expired are subject to examination by U.S. federal, state and local tax authorities.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2021 for federal income tax purposes or in, the Fund’s major state and local tax jurisdictions; Delaware, New York State, and New York City.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets, Liabilities and Shareholders’ Capital due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

For the tax year ended October 31, 2020, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total Shareholders’ Capital or Net asset value per Share. For the tax year ended October 31, 2020, the following amounts were reclassified:

Paid-in Capital	$(8,111,366)
Total distributable earnings (or loss)	8,111,366

At March 31, 2021, the federal tax cost of investment securities and unrealized appreciation (depreciation) as of the year-end were as follows:

Gross unrealized appreciation	$116,244,820
Gross unrealized depreciation	(24,527,030)
Net unrealized appreciation	$91,717,790
Cost of investments	$249,532,787

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the timing of the recognition of income, gains and losses from the underlying investments for tax purposes.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

7. Federal and Other Taxes (continued)

As of October 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(4,496,324)
Unrealized appreciation	44,297,765
Other differences	—
Distributable net earnings	$39,801,441

As of October 31, 2020, the Fund had no capital loss carryforwards.

As of October 31, 2020, the Fund had $4,496,324 of qualified late-year ordinary losses, which are deferred until the following tax year ended October 31, 2021. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the tax year ended October 31, 2020 and October 31, 2019 was as follows:

Distribution paid from:	2020	2019
Ordinary income	$—	$—
Long-term capital gains	11,604,757	12,870,379
Return of Capital	7,767,178	—
Total distributions paid	$19,371,935	$12,870,379

8. Investment Transactions

Total contributions to and purchases of Private Equity Investments for the year ended March 31, 2021 amounted to $75,404,367. Total distribution proceeds from sale, redemption, or other disposition of investments in Private Equity Investments for the year ended March 31, 2021 amounted to $52,840,236.

9. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Commitments

As of March 31, 2021, the Fund had outstanding investment commitments to Private Equity Investments totaling approximately $66,641,154.

Pomona Investment Fund

Notes to Consolidated Financial Statements
March 31, 2021 (continued)

11. Subsequent Events

Effective April 1, 2021, there were subscriptions to the Fund in the amount of $9,433,560 for Class A and, $13,927,014 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

Effective April 1, 2021, the Fund committed $5,000,000 to an investment in Genstar Capital Partners X, L.P.

Effective April 13, 2021, the Fund committed $4,200,000 to an investment in Icon Partners III, L.P.

Effective May 10, 2021, the fund committed $5,000,000 to an investment in Hellman & Friedman Capital Partners X (Parallel), L.P.

Effective May 27, 2021, the Fund committed $5,000,000 to an investment in TA XIV-B, L.P.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements.

12. COVID-19 Impact

The COVID-19 (novel coronavirus) global pandemic has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. It cannot be determined what effect, if any, the ongoing COVID-19 global pandemic will have on the Fund and the performance of its portfolio during this time period or over the next several months. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance. Additionally, the Adviser is monitoring developments relating to coronavirus and is coordinating its operational response based on existing business continuity plans and on guidance from global health organizations, relevant governments, and general pandemic response best practices.

Pomona Investment Fund

Other Information (Unaudited)
March 31, 2021

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-844-2POMONA or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F). The Fund’s Form N-PORT Part F are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

For Federal income tax purposes, the Fund designated long-term capital gain dividends of $11,604,757 for the tax year ended October 31, 2020.

Approval of Continuance of Investment Management Agreement

This section describes some factors considered by the Board of Trustees (the “Trustees” or “Board”) of Pomona Investment Fund (the “Fund”) in the Board’s consideration and approval of the continuance of key agreements under which the Fund is managed. The Board is responsible for the oversight of the Fund. As a registered investment company, the Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules under the 1940 Act that have been adopted by the U.S. Securities and Exchange Commission (the “SEC”). Under the 1940 Act, the Board, including a majority of the Trustees who are not parties to the Fund’s contract for investment advisory services and who are independent from management under a statutory standard set forth in that Act (the “Independent Trustees”), must, to allow an investment adviser to manage the Fund, approve the Fund’s agreement for investment advisory services for an initial term of not greater than two years, and thereafter must annually review and approve the agreement. For the Fund, this agreement is called the Investment Management Agreement (the “Advisory Agreement”) and it appoints Pomona Management LLC (the “Adviser”) to serve as investment adviser.

At a meeting held on February 25, 2021 (the “Meeting”), the Board, including all of the Independent Trustees, met in person, joined by, among others, representatives of the Adviser and counsel to the Fund and Adviser (“Fund Counsel”), to give consideration to information provided by the Adviser in seeking approval from the Board of the continuance of the Advisory Agreement. A description of certain of the factors the Board considered and its conclusions in approving the continuance of the Advisory Agreement for a one-year period (the “Renewal Period”) follows.

In preparation for the Meeting, the Board was presented with information to assist in its deliberations. Those materials included information prepared by the Adviser comparing the Fund’s total contractual advisory fees, fees for administrative services, and total expense ratio, both gross and net of expense limitations, with those of peer funds with comparable investment and structural features selected by the Adviser (the “Selected Peer Group”). The Board also received information related to the methodology used by the Adviser in constructing the Selected Peer Group. The materials also included information about the Adviser, a copy of the Advisory Agreement, and a copy of the Adviser’s Form ADV filed with the SEC. The Trustees also received a memorandum from Fund Counsel describing the Board’s responsibilities with respect to the approval of the Advisory Agreement.

In connection with the Meeting, the Board also reviewed information provided by the Adviser or others concerning the following:

●	the key terms of the Advisory Agreement, including the fees payable under the agreement;

●

the nature and extent of the services provided by the Adviser, including information about the investment objective, policies and strategies applicable to the Fund and the Adviser’s experience and capabilities in private equity investing;

●	the Adviser’s experience and capabilities in managing a fund that invests primarily in secondary investments in private equity funds;

Pomona Investment Fund

Other Information (Unaudited)
March 31, 2021 (continued)

●	the Adviser’s experience and capabilities in managing a fund that provides private equity exposure that is differentiated by type of private equity opportunity and geography;

●	the investment performance of the Fund and other accounts that are managed by the Adviser;

●

the current organization and personnel of the Adviser, including background information and their experience in private equity investing, changes in the Fund’s portfolio management team during the preceding year and information about expected changes to certain personnel of the Adviser;

●

a copy and a summary of the key terms of the Administration Agreement between the Fund and the Adviser (in its role as Administrator under the Administration Agreement), including the fees payable under the Administration Agreement and indemnification provisions in favor of the Adviser; and

●

a copy of the Distribution Agreement between the Fund and Voya Investments Distributor, LLC (the “Distributor”) and a description of the manner in which the Fund’s shares are distributed by its principal underwriter, and the payment by certain share classes of the Fund of a distribution and shareholder servicing fee to the Distributor.

Nature, Extent and Quality of Services Provided Under the Advisory Agreement

In addition to the items described above, the Board considered and reviewed information concerning (1) the services provided under the Advisory Agreement; (2) the nature and quality of services provided to the Fund by the Adviser; (3) the risk and reward characteristics of the Fund based on the Adviser’s strategies and management; (4) the access that the Fund provides to eligible investors to private equity investments that otherwise can be difficult to access; and (5) the value of making available in a registered fund strategies similar to those that the Adviser provides to privately offered funds.

Based upon its review, the Board concluded that Adviser’s continued management likely would benefit the Fund and its shareholders.

Fee Rates and Profitability

The Board reviewed and considered the contractual fee for advisory services, as well as the contractual fee for administrative services, payable by the Fund to the Adviser. The Trustees also reviewed the comparative fee information from the analysis prepared by the Adviser. The Trustees noted the difficulty in identifying relevant comparative fee information due to the Fund’s unique structure and investment strategies and the limited universe of similar funds. The Board further noted that there are no known research firms that provide research coverage for unlisted closed-end funds, generally, or funds that focus on investing in private equity in particular. The Trustees considered the criteria the Adviser had used in selecting the Selected Peer Group and in determining which funds in the Selected Peer Group are relevant for the various comparisons of fee and expense information presented by the Adviser.

In considering the fees payable under the Advisory Agreement, the Board considered the pricing structure, including the expense ratio borne by shareholders of the Fund, including that the advisory fee is higher than the median advisory fee of relevant funds in the Selected Peer Group, although some of those funds are subject to performance and/or incentive fees that can raise their effective fee levels. The Trustees also took into account the Adviser’s representations regarding the complexity associated with managing the Fund given its strategies and focus on private equity investing, including the emphasis on secondary investments in private equity funds and on private equity exposure that is differentiated by type of private equity opportunity and geography. The Board also considered that the net expense ratio of the Fund is higher than but within the range of the median net expense ratio of relevant funds in the Selected Peer Group. The Trustees took into account: (1) the Adviser’s agreement to subsidize the Fund’s expenses for a period of time through fee waivers, which lower the Fund’s net expenses, and (2) that the Selected Peer Group did not include any funds that focused primarily on secondary investments in underlying private equity funds in a manner similar to the Fund.

The Board also considered the fees charged by the Adviser to private funds under its management with similar investment strategies to those of the Fund, and noted that although the advisory fee for the Fund is higher than the advisory fee charged to the Adviser’s most recent private fund, each of the private funds have performance and/or incentive fees that, depending on performance, may cause a private fund’s effective fees to be higher than its base fee.

The Trustees also reviewed the contractual fee paid under the Administration Agreement, and compared the Fund’s administration fee structure to that of a fund in the Selected Peer Group. The Board considered that the Selected Peer Group fund was subject to a lower administration fee than that of the Fund (and that the Selected Peer Group fund’s administration

Pomona Investment Fund

Other Information (Unaudited)
March 31, 2021 (continued)

fee has the potential to decrease in the future if the fund’s assets were to grow significantly). The Trustees also noted that the Fund’s estimated “other expenses,” inclusive of the administration fee, is higher than the median and mean of “other expenses” among the Selected Peer Group funds.

With respect to the profits realized by the Adviser, the Board considered the asset levels at which the Adviser expects to begin to attain a profit on managing the Fund. The Adviser reported that the Fund was expected to continue to be profitable in 2021 and that the Adviser expects to continue to see increasing profits from the Fund in future projected years. Based on its review, the Board concluded, in light of the Fund’s investment objective and strategies and the services rendered by the Adviser, that the fee for the Advisory Agreement is reasonable and that the overall expenses borne by the Fund, including the fees paid under the Advisory and Administration Agreements, and the net expenses of the Fund after the expense limits that the Adviser bears are reasonable.

Economies of Scale

While it was noted that the Fund’s advisory and administration fees will not decrease as the Fund’s assets grow because these fees are not subject to fee breakpoints, the Board concluded that the Fund’s advisory and administration fees are appropriate in light of the projected size of the Fund and appropriately reflect the current economic and competitive environment for the Adviser. The Board further noted that the Adviser projects that the Fund will incur expenses in excess of the current expense limitation agreement until at least June 30, 2022, during which time the Adviser will bear the expenses through a waiver of its management fee. They considered that, subsequent to June 30, 2022, the Adviser projects that the amount of expenses incurred by the Fund may fall below the expense limitation, and as a result, the Adviser could begin to recoup such waived fees. The Trustees observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how and how any such economies of scale could be shared with the Fund and its investors.

Performance

The Board concluded on the basis of information derived from a comparison of performance among funds in a peer group with the Fund that the Adviser had achieved investment performance that was competitive relative to comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that the Adviser focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis.

The Board considered the performance of the Fund relative to that of a peer group of funds selected by the Adviser with similar investment strategies and objectives to those of the Fund (the “Performance Peer Group”). The Board noted the difficulty in selecting a peer group for the Fund, based on factors similar to those discussed in the “Fee Rates and Profitability” section above and observed that no third-party research firms have identified relevant peer groups for purposes of comparing the Fund’s performance. The Trustees considered that the returns of the Fund’s Class A Shares outperformed the median returns of the Performance Peer Group for the three-year periods ended September 30, 2020 and for the one-year period ended March 31, 2020. The Board concluded that the Adviser has the capabilities to generate a satisfactory long-term investment performance in managing the Fund that is appropriate in light of the Fund’s investment objective, policies and strategies.

Other Benefits to the Adviser

The Board also considered other ancillary benefits that have been realized by the Adviser from its relationship with the Fund. The Board noted that the Adviser also serves as Administrator to the Fund and is compensated for those services. The Board also noted that an affiliate of the Adviser serves as Distributor for the Fund and is compensated for those services. The Board did not identify any other ancillary benefits. The Trustees concluded that the other benefits derived by the Adviser and its affiliates from their relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Conclusion

Based on consideration of all factors deemed relevant, the Board determined that approval of the continuance of the Advisory Agreement was in the best interests of the Fund. The Board did not identify any single factor or group of factors as all important or controlling and considered multiple factors.

Pomona Investment Fund

Fund Management (Unaudited)
March 31, 2021

Independent Trustees

The Independent Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes any open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Independent Trustees
Anthony Bowe (64) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Head of The Credit Suisse Private Fund Group (1998 – 2014).	1	None
Richard D’Amore (67) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Founder and General Partner of North Bridge Venture Partners (1999 – present).	1	Director, Veeco Instruments, Inc.
Edwin A. Goodman (81) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Founder and General Partner of Milestone Venture Partners (1999 – present).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Pomona Investment Fund

Fund Management (Unaudited)
March 31, 2021 (continued)

Interested Trustees

The Interested Trustees of the Fund, their ages, addresses, positions held, length of time served, principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of March 31, 2021) and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Interested Trustees
Michael D. Granoff (62) 780 Third Avenue 46th Floor New York, NY 10017	Trustee, President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present).	1	None
Michael J. Roland (63) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Trustee	January 2015 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – April 2018).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Pomona Investment Fund

Fund Management (Unaudited)
March 31, 2021 (continued)

Officers

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers
Michael D. Granoff (62) 780 Third Avenue 46th Floor New York, NY 10017	President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present).
Joel Kress (48) 780 Third Avenue 46th Floor New York, NY 10017	Treasurer and Principal Financial Officer	May 2015 – Present	Chief Operating Officer, Pomona Investment Fund (April 2015 – Present); Managing Member, Z to A Ventures, LLC (2013 – March 2015); Partner and Senior Managing Director, ICON Investments (2005 – 2012).
Frances Janis (62) 780 Third Avenue 46th Floor New York, NY 10017	Secretary	August 2014 – Present	Senior Partner, Pomona Management LLC (1994 – present).

*	Each officer serves an indefinite term, until his or her successor is elected.

Pomona Investment Fund

Privacy Policy (Unaudited)

FACTS	WHAT DOES POMONA INVESTMENT FUND (“POMONA”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include: Your name, address, phone number, e-mail address, social security number and your transactions with us. When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons we choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pomona share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?

Call 1-844-2POMONA or go to pomonainvestmentfund.com.

Pomona Investment Fund

Privacy Policy (Unaudited)
(continued)

Who We Are
Who is providing this notice?	POMONA INVESTMENT FUND (“POMONA”)
What We Do
How does Pomona protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Pomona collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● seek information about your investments

● make investments or withdrawals from your account

● tell us where to send the money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
For Other Important Information

See our Supplemental State-Specific Privacy Notice, attached as Appendix A, for additional information about the categories of personal information that we collect and share, the individual rights granted under certain state laws, and how to exercise those rights. Pomona does not sell personal information. If you live in a state such as California or Vermont where the laws further restrict the sharing of your personal information, we will not share information we collect about you with nonaffiliates, unless the law allows, and we will limit sharing among our affiliates to the extent required by state law.

Questions?

Call 1-844-2POMONA or go to pomonainvestmentfund.com.

Pomona Investment Fund

Supplemental State-Specific Privacy Notice (Unaudited)

This notice applies to individuals only as and to the extent required by state law. You may live in a state that does not have an applicable law, or the law may contain exemptions that make this notice inapplicable to you.

DO NOT SELL	POMONA DOES NOT SELL PERSONAL INFORMATION
Categories of personal information we collect

The categories of personal information we collect depend on the product or service you have with us and may include your name, postal address, email address, Social Security number, driver’s license number, passport number, professional or employment-related information and other financial information. If you visit our website, we may collect your Internet Protocol (IP) address, browsing history, search history and information regarding your interaction with our web sites, applications and advertisements.

Purposes for which we collect personal information

The business purposes for which we collect personal information include the provision of financial products and services (e.g. maintaining accounts, processing payments, servicing customers), auditing consumer interactions and transactions, detecting security incidents and preventing fraud, identifying and repairing errors that impair functionality, activities to verify or enhance the quality of services, and other internal uses permitted under applicable laws.

Third parties with which personal information is shared

All financial companies need to share personal information to run their everyday business. The categories of third parties with which Pomona shares personal information include service providers, third party administrators, brokers, banks, custodians, financial advisors, and affiliates.

Individual Rights	Description
Right to deletion	Your right to request that Pomona delete your personal information, unless it is necessary for us to retain it for a purpose permitted by law.
Right to disclosure

Your right to request that Pomona disclose to you the following: (1) the categories of personal information we have collected about you, (2) the categories of sources from which the personal information is collected, (3) the business or commercial purpose for collecting the personal information, (4) the categories of third parties with which we share the personal information, and (5) the specific pieces of personal information we have collected about you.

Right to information about onward disclosures

Your right to request that Pomona disclose to you the following: (1) the fact that we do not sell your personal information, and (2) the categories of your personal information that we have disclosed for a business purpose.

Right to prohibit sales	Your right to direct a business that sells personal information to third parties not to sell your personal information. Pomona does not sell personal information.
Right to fair treatment

We may not discriminate against you for exercising any of your individual rights, such as by denying you products or services, charging you different prices or rates, or providing a different level or quality of products and services.

To Exercise Your Individual Rights	Contact us to submit a personal data request at 1-844-2POMONA or pomonainvestmentfund.com.

Voya Investments Distributor, LLC, Member FINRA/SIPC, serves as distributor for Pomona Investment Fund. Our office is located at 780 Third Avenue, 46th Floor, New York, NY 10017.

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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Richard D’Amore is qualified to serve as the audit committee financial expert serving on its audit committee and that Mr. D’Amore is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods are $263,000 for the fiscal year ended March 31, 2020 and $275,500 for the fiscal year ended March 31, 2021.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2020 and $0 for the fiscal year ended March 31, 2021. The fees listed in Item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $97,465 for the fiscal year ended March 31, 2020 and $61,891 for the fiscal year ended March 31, 2021.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2020 and $0 for the fiscal year ended March 31, 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years for the registrant was $0 for the fiscal year ended March 31, 2020 and $0 for the fiscal year ended March 31, 2021.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures Summary

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. However, Pomona Investment Fund (the “Fund”) may occasionally receive notices or proposals from its Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to Pomona Management LLC (the “Adviser”) to vote the proxies in accordance with the Adviser’s proxy voting policies and procedures, which are designed to ensure that the Adviser complies with the requirements of the Investment Advisers Act of 1940, and reflect the Adviser’s commitment to vote all client securities for which it exercises voting authority in a manner consistent with the best interest of the Fund. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

When exercising its voting authority over client securities, the Adviser considers all relevant information, evaluates other issues that could have an impact on the value of the security and votes with a view toward maximizing overall value. The Adviser votes all proxies in a prudent manner, considering the prevailing circumstances at such time, and in a manner consistent with its proxy voting policies and procedures and the Adviser’s fiduciary duties to the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2021:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Michael Granoff	Chief Executive Officer	March 2018 to Present	Chief Executive Officer, Pomona Management LLC
Frances Janis	Senior Partner	Since Inception	Senior Partner, Pomona Management LLC
Lorraine Hliboki	Partner	March 2018 to Present	Partner, Pomona Management LLC

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Fund) managed by Mr. Granoff, Ms. Janis, and Ms. Hliboki as of March 31, 2021:

	Number of Accounts*	Total Assets in Accounts* ($ Million)
Registered Investment Companies	-	$-
Other Pooled Investment Vehicles	18	$7,509.00
Other Accounts	1	$6.80

*	as of September 30, 2020, the most recent available financial information

Conflicts of Interest

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other investment funds and/or accounts managed by the Adviser, the allocation policy provides that allocations between the Fund and other investment funds and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. The Adviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated on a random or rotational basis that is fair and equitable over time. In addition, the Adviser’s Investment Committee will review allocations. Not all other investment funds and/or accounts managed by Adviser have the same fees and certain other investment funds and/or accounts managed by the Adviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another investment fund and/or account is more advantageous to the Adviser than the fee structure of the Fund, the Adviser could have an incentive to favor the other fund and/or account over the Fund.

(a)(3) Compensation of the Portfolio Management Team Portfolio Manager Compensation Structure

The compensation of each portfolio manager is typically comprised of a fixed annual salary and a discretionary annual bonus determined by the Adviser. In addition, each portfolio manager may be eligible to receive a share of any fees or carried interest earned by the Adviser in any given year. Such amounts are payable by the Adviser and not by the Fund.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2021:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Granoff	None
Frances Janis	None
Lorraine Hliboki	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating and governance committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating and governance committee. The nominating and governance committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating and governance committee in evaluating the recommended nominee’s qualifications to serve as a trustee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Pomona Investment Fund

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	June 9, 2021

By (Signature and Title)*	/s/ Joel Kress
Joel Kress, Treasurer and Principal Financial Officer
(Principal Financial Officer)

Date	June 9, 2021

*	Print the name and title of each signing officer under his or her signature.